SCHEDULE 14A

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 1
      4a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         CHURCHILL DOWNS INCORPORATED

 ..............................................................................
               (Name of Registrant as Specified In Its Charter)
                     Alexander M. Waldrop, Senior Vice President, Administration
                                           General Counsel and Secretary

 ..............................................................................
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or
      Item 22(a)(2) of Schedule 14A.
[  ]  $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      ........................................................................
      2)  Aggregate number of securities to which transaction applies:

      ........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      ........................................................................
      4)  Proposed maximum aggregate value of transaction:

      ........................................................................
      5)  Total fee paid:

      ........................................................................

[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      ........................................................................
      2)  Form, Schedule or Registration Statement No.:

      ........................................................................
      3)  Filing Party:

      ........................................................................
      4)  Date Filed:

      ........................................................................

                          CHURCHILL DOWNS INCORPORATED
                               700 CENTRAL AVENUE
                           LOUISVILLE, KENTUCKY 40208

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 19, 1997

TO THE SHAREHOLDERS OF
CHURCHILL DOWNS INCORPORATED:


         Notice is hereby given that the Annual Meeting of Shareholders of Churchill Downs Incorporated (the "Company"), a Kentucky corporation, will be held at Churchill Downs Sports Spectrum, 4520 Poplar Level Road, Louisville, Kentucky, on Thursday, June 19, 1997, at 10:00 a.m., E.D.T. for the following purposes:

         I. To elect four (4) Class I Directors for a term of three (3) years (Proposal No. 1);

        II. To approve amending the Company's Articles of Incorporation to increase the percentage of shareholders required to call a special meeting of the Company's shareholders (Proposal No. 2);

         III. To approve or disapprove the minutes of the 1996 Annual Meeting of Shareholders, approval of which does not amount to ratification of actions taken at such meeting (Proposal No.3); and

         IV. To transact such other business as may properly come before the meeting or any adjournment thereof, including matters incident to its conduct.

         The close of business on April 18, 1997, has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting, and only shareholders of record at that time will be entitled to notice of and to vote at the meeting and at any adjournments thereof.

         Shareholders who do not expect to attend the meeting in person are urged to sign, date and promptly return the Proxy that is enclosed herewith.

         By Order of the Board of Directors.

                                          ALEXANDER M. WALDROP
                                          SENIOR VICE PRESIDENT, ADMINISTRATION,
                                          GENERAL COUNSEL AND SECRETARY

May 12, 1997

                          CHURCHILL DOWNS INCORPORATED
                               700 CENTRAL AVENUE
                           LOUISVILLE, KENTUCKY 40208


                                 PROXY STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 19, 1997

         The enclosed Proxy is being solicited by the Board of Directors of Churchill Downs Incorporated (the "Company") to be voted at the 1997 Annual Meeting of Shareholders to be held on Thursday, June 19, 1997, at 10:00 a.m., E.D.T. (the "Annual Meeting"), at the Churchill Downs Sports Spectrum, 4520 Poplar Level Road, Louisville, Kentucky, and any adjournments thereof. This solicitation is being made primarily by mail and at the expense of the Company. Certain officers and directors of the Company and persons acting under their instruction may also solicit Proxies on behalf of the Board of Directors by means of telephone calls, personal interviews and mail at no additional expense to the Company. The Proxy and this Proxy Statement are being sent to shareholders on or about May 12, 1997.


VOTING RIGHTS
         Only holders of record of the Company's Common Stock, No Par Value ("Common Stock"), on April 18, 1997, are entitled to notice of and to vote at the Annual Meeting. On that date, 3,654,263 shares of Common Stock were outstanding and entitled to vote. Each shareholder has one vote per share on all matters coming before the Annual Meeting, other than the election of directors. In the election of directors, a shareholder is entitled by Kentucky law to exercise "cumulative" voting rights; that is, the shareholder is entitled to cast as many votes as equals the number of shares owned by the shareholder multiplied by the number of directors to be elected and may cast all such votes for a single nominee or distribute them among the nominees in any manner that the shareholder desires. Shares represented by proxies received may be voted cumulatively (see "Election of Directors"). Under the Company's Articles of Incorporation and Bylaws and the Kentucky statutes, abstentions and broker non-votes on any matter are not counted in determining the number of votes required for the election of a director or passage of any matter submitted to the shareholders. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

          If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A SHAREHOLDER DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY THE SHAREHOLDER'S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER "ELECTION OF DIRECTORS," FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, FOR APPROVAL OF THE MINUTES OF THE 1996 ANNUAL MEETING OF SHAREHOLDERS AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

REVOCATION OF PROXY
         A proxy may be revoked at any time before the shares it represents are voted by giving written notice of revocation to the Secretary of the Company and such revocation shall be effective for all votes after receipt.

                      COMMON STOCK OWNED BY CERTAIN PERSONS

                  The following table sets forth information concerning the beneficial ownership of the Common Stock as of April 16, 1997, by [i] the only persons known by the Board of Directors to own beneficially more than five percent (5%) of the Common Stock and [ii] the Company's directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all of the shares of Common Stock shown as beneficially owned by them.



                                                                SHARES
                  NAME AND ADDRESS                           BENEFICIALLY
                OF BENEFICIAL OWNER(1)                           OWNED                  %  OF CLASS
                ----------------------                       ------------               -----------
Darrell R. Wells
4350 Brownsboro Road
Suite 310
Louisville, Kentucky  40207                                   232,930(2)(3)                 6.4%

Charles W. Bidwill, Jr.
911 Sunset Road
Winnetka, Illinois  60093                                     223,259(2)(3)                 6.1%

23 Directors and Executive
Officers as a Group                                         1,154,913(2)(3)(4)             31.6%

---------------

(1)  Until April 15, 1997,  certain  shareholders of the Company were parties to the  Third  Supplemental  Stockholder  Agreement  (the  "Third  Stockholder
     Agreement").  Pursuant to certain federal  securities  laws, the parties to the Third Stockholder  Agreement could have been collectively  considered a
     "group" and therefore could have been deemed a "person" known by management of the  Company  to own  beneficially  more than 5% of the shares of Common
     Stock of the Company. The Third Stockholder  Agreement expired on April 15,
     1997, in accordance  with its terms.  Certain  shareholders  of the Company propose  to enter into a Fourth  Supplemental  Stockholder  Agreement  with terms substantially similar to the Third Stockholder Agreement (the "Fourth
     Stockholder  Agreement").   Shareholders  holding  900,000  shares  of  the
     Company's  Common Stock must be signatories  before the Fourth  Stockholder
     Agreement becomes  effective.  As of April 16, 1997,  shareholders  holding
     641,676 shares of the Company's Common Stock have become signatories to the
     Fourth  Stockholder  Agreement  and,  therefore,   the  Fourth  Stockholder
     Agreement is not yet effective. If the Fourth Stockholder Agreement becomes effective,  each shareholder who becomes a party to the Fourth  Stockholder
     Agreement will agree that until April 15, 1998, such  shareholder  will not sell,  transfer,  assign or  otherwise  dispose  of shares of Common  Stock beneficially  owned or acquired by such shareholder  without first offering to sell such Common  Stock to the Company and to all other  signatories  to the Fourth Stockholder  Agreement on the same terms and conditions as in an offer received from a third party by such  shareholder.  If effective,  the
     Fourth  Stockholder  Agreement  will  provide for  proration  of the shares offered by the selling  shareholder  in the event that more than one of the signatories  to the Fourth  Stockholder  Agreement  desires to purchase the shares offered by such selling shareholder. The Third Stockholder Agreement provided and, if effective,  the Fourth Stockholder  Agreement will provide that  Common  Stock may be  transferred  by the  parties to the  Agreement, without offering such Common Stock to the

                                        3




     Company and to all other signatories, [i] pursuant to an offer to purchase not less than all of the outstanding shares of the Common Stock that the Board of Directors has recommended and that an independent financial advisor retained by the Company has determined is fair to the Company's shareholders from a financial point of view; [ii] by gift, will or pursuant to the laws of descent and distribution; [iii] by pledge to a financial institution; [iv] if the transfer is by operation of law; or [v] in a small transaction which is defined to be a transfer in any single calendar month of 3,000 shares or less of the Common Stock. The Third Stockholder
     Agreement did not and, if effective, the Fourth Stockholder Agreement will not restrict the rights of any shareholder who is a party thereto to vote the Common Stock, to receive cash or stock dividends, to receive shares of Common Stock in a stock split, or to sell or dispose of shares of Common
     Stock except as specifically set forth in such agreement. The Company has approved and if the Fourth Stockholder Agreement is effective will become a third party beneficiary of the Fourth Stockholder Agreement.

(2) Of the total shares listed above, Mr. Wells disclaims beneficial ownership of 22,400 shares held by The Wells Foundation, Inc., of which he is a trustee and of 135,791.90 shares held by The Wells Family Partnership, of which he is the Managing General Partner. Mr. Wells shares voting and investment power with respect to all shares attributed to him in the above table. Mr. Bidwill shares voting and investment power with respect to 2,919 shares beneficially owned by him.

(3)  See "Executive Officers of the Company," "Election of Directors," and
     "Continuing Directors," below.

(4)  Includes 94,200  shares issuable under currently exercisable options.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who beneficially own more than ten percent (10%) of the Company's Common Stock file certain reports with the Securities and Exchange Commission ("SEC") with regard to their beneficial ownership of the Common Stock. Pursuant to applicable SEC regulations, the signatories to the Third Stockholder Agreement were also required to file such reports with the SEC. See Footnote (1) above for a discussion of the terms of the Third Stockholder Agreement. The Company is required to disclose in this Proxy Statement any failure to file or late filings of such reports. During the Company's prior fiscal year, Mr. Dennis D. Swanson, a director of the Company, and Clay Kenan Kirk and Sarah Kenan Kennedy, both signatures to the Third Stockholder Agreement, each made a late filing of one (1) report. The required reports were subsequently filed for each person. Based solely on its review of the forms filed with the SEC, the Company believes that all other filing requirements applicable to its directors, executive officers and ten percent (10%) beneficial owners were satisfied.

                        EXECUTIVE OFFICERS OF THE COMPANY
     The Company's executive officers, as listed below, are elected annually to their executive offices and serve at the pleasure of the Board of Directors.



                                                                                          COMMON STOCK OF THE COMPANY
                                                                                            BENEFICIALLY OWNED AS OF
                                                                                              APRIL 16, 1997(1)(2)
                                                                                          ---------------------------

                                               POSITION(S) WITH COMPANY
  NAME AND AGE                                     AND TERM OF OFFICE                         AMOUNT        % OF CLASS
  ------------                                 ------------------------                       ------        ----------

William S. Farish (3)            Director    since   1985;  Chairman of the                   43,280            1.2%
58                               Board since 1992

Thomas H. Meeker                 President  and  Chief  Executive   Officer                   68,676(4)         1.9%
53                               since 1984; Director since 1995

Vicki L. Baumgardner             Vice  President,  Finance  and  Treasurer                     5,153(5)          .1%
45                               since  February  1993;    Controller  from
                                 1989 to February 1993


David E. Carrico                 Senior    Vice    President,    Sales   since                 7,060(6)          .2%
46                               December  1996;  Senior Vice President,
                                 Administration     from   June   1994    to
                                 December   1996;    Vice   President   of
                                 Marketing from 1990 to June 1994

Robert L. Decker                 Senior    Vice   President,   Finance    and                       0             *
49                               Development, and Chief Financial Officer
                                 since March 1997

Dan L. Parkerson                 Senior Vice President, Live Racing since                      7,200(7)          .2%
54                               December 1996; General Manager since
                                 June 1991; Vice President of  Operations
                                 from  1990  to February, 1991

Jeffrey M. Smith                 President,  Churchill Downs  Management                      10,349(8)          .3%
44                               Company    since  January   1993;    Senior
                                 Vice President,  Planning and Development  from
                                 February  1993 to  December  1996;  Senior Vice
                                 President,  Finance from 1991 to February 1993;
                                 Treasurer  from  1986 to  February  1993;  Vice
                                 President, Finance from 1990 to 1991



                                                      5




Alexander M. Waldrop             Senior Vice President, Administration since                  10,136(9)          .3%
40                               December   1996;    Senior  Vice  President
                                 since  June   1994;  General   Counsel    and
                                 Secretary since August 1992
------------------
*Less than 0.1%

(1) See the Tables on Option Grants in Last Fiscal Year, Aggregate Year-End Option Values and Ten-Year Option Repricings under "Executive Compensation" below for a discussion of stock options granted by the Board of Directors to executive officers during 1996.

(2) No executive officer shares voting or investment power with respect to his or her beneficially owned shares.

(3) Mr. Farish does not serve full-time as an executive officer of the Company and is not compensated as an officer of the Company.

(4)       Includes 55,700 shares issuable under currently exercisable options.

(5)       Includes 5,000 shares issuable under currently exercisable options.

(6)       Includes 6,750 shares issuable under currently exercisable options.

(7)       Includes 6,750 shares issuable under currently exercisable options.

(8)       Includes 10,000 shares issuable under currently exercisable options.

(9)       Includes 10,000 shares issuable under currently exercisable options.



          From January, 1993, until joining the Company, Mr. Decker was employed as the Vice President of Finance of The Americas Hilton International Company, a subsidiary of Ladbroke Group PLC, a full service hotel and gaming enterprise. From August, 1984 to January, 1993, Mr. Decker was the Vice President of Finance and Chief Financial Officer of Ladbroke Racing Corporation, an owner and operator of thoroughbred, harness and greyhound racetracks, and off-track betting systems in the United States. Mr. Waldrop was employed as an attorney with the Louisville law firm of Wyatt, Tarrant & Combs, which firm serves as primary outside counsel to the Company, from August, 1985, until his employment by the Company.

                              ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

          At the Annual Meeting, shareholders will vote to elect four (4) persons to serve in Class I of the Board of Directors to hold office for a term of three (3) years expiring at the 2000 Annual Meeting of Shareholders and
thereafter  until  their  respective   successors  shall  be  duly  elected  and
qualified.
          The Articles of Incorporation of the Company provide that the Board of Directors shall be composed of not less than nine (9) nor more than twenty-five
(25) members, the exact number to be established by the Board of Directors, and further provide for the division of the Board of Directors into three (3) approximately equal classes, of which one (1) class is elected annually. The Board of Directors previously established the Board at thirteen members: four
(4) directors in Class I, five (5) directors in Class II, and four (4) directors in Class III.
          At the Annual Meeting, the four (4) persons named in the following table will be nominated on behalf of the Board of Directors for election as directors in Class I. All of the nominees currently serve as Class I directors of the Company and all of the nominees have agreed to serve if reelected. Under cumulative voting, the four nominees receiving the highest number of votes will be elected.

NOMINEES FOR ELECTION AS DIRECTORS




                                                                                            Common Stock Of The Company
                                                                                             Beneficially Owned As Of
                                                                                                 April 16, 1997(3)
                                                                                            ---------------------------

Name, Age And                           Principal Occupation (1) And
Positions With Company                     Certain Directorships (2)                       Amount           % Of Class
----------------------                  ----------------------------                       ------           ----------
                                       CLASS I - TERMS EXPIRING IN 2000

William S. Farish                  President, W. S. Farish & Company (Trust                 43,280             1.2%
58                                 management company) and Owner and Chief
Director since 1985;               Executive Officer, Lane's End Farm
Chairman since 1992                (Thoroughbred breeding and racing); Director,
                                   Breeders' Cup Limited and Keeneland
                                   Association, Incorporated; Vice Chairman and
                                   Steward, Jockey Club; Chairman, American
                                   Horse Council

G. Watts Humphrey, Jr.             President, G. W. H. Holdings, Inc. (Private              18,000              .5%
52                                 investment company); Chief Executive Officer,
Director since 1995                The Conair Group, Inc. (Plastics machinery
                                   equipment company), MetalTech L.P. , NexTech,
                                   L.P., GalvTech, L.P. (Metals manufacturing and
                                   distribution companies) and Centria
                                   (Manufacturing and erector of metal building
                                   systems); Chairman - Fourth District, Federal
                                   Reserve Bank of Cleveland; Ex-Officio
                                   Chairman, The Society of Plastics Industry, Inc.;
                                   Director, The Blood Horse, Inc. (Chairman) and
                                   Keeneland Association, Incorporated; Treasurer,
                                   Breeders' Cup Limited; Steward, Jockey Club

Arthur B. Modell                   Owner and President, Baltimore Ravens Football            1,000              *
71                                 Company, Inc.  (Professional football team)
Director since 1985

Dennis D. Swanson                  President and General Manager, WNBC-TV                        0              *
59                                 (Television station); Former President, ABC
Director since 1996(4)             Sports, Inc. (from January 1986 to May 1996);
                                   Chairman, Foundation for Minority Interests in
                                   Media, Inc. and Resource Development Board,
                                   College of Communications, University of
                                   Illinois at Champaign-Urbana

---------------
*Less than 0.1%

(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.

(2)       Directorships  in  companies  with a class  of  securities  registered
          pursuant  to  the  Securities   Exchange  Act  of  1934  or  companies
          registered  under the Investment  Company Act of 1940 and, in the case of certain nominees,  other  directorships  considered  significant by them.

(3) No nominee shares voting or investment power of his beneficially owned shares.


                                        8




(4)       During 1995, Daniel M. Galbreath, a director in Class I, passed away.
          The Board of Directors appointed Dennis D. Swanson to fill this vacant seat until the expiration of the then current term. The Board of Directors is now nominating Mr. Swanson for election as a Class I director.


          The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director. If any nominee should become unavailable before the Annual Meeting, the persons named in the enclosed Proxy, or their substitutes, reserve the right to vote for substitute nominees selected by the Board of Directors. In addition, if any shareholder(s) shall vote shares cumulatively or otherwise for the election of a director or directors other than the nominees named above, or substitute nominees, or for less than all of them, the persons named in the enclosed Proxy or their substitutes, or a majority of them, reserve the right to vote cumulatively for some number less than all of the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.

CONTINUING DIRECTORS

          The following table sets forth information relating to the Class II and Class III directors of the Company who will continue to serve as directors until the expiration of their respective terms of office, and the Directors Emeriti, and the beneficial ownership of Common Stock by such directors.

                                                                                              Common Stock Of  The Company
                                                                                                 Beneficially Owned As Of
                                                                                                      April 16, 1997(3)
                                                                                              -----------------------------
Name, Age And                               Principal Occupation (1) And
Positions With Company                        Certain Directorships (2)                       Amount             % Of Class
----------------------                      -----------------------------                     ------             ----------

                                       CLASS II-TERMS EXPIRING IN  1998

Catesby W. Clay              Chairman, Kentucky River Coal Corporation (Coal                  30,290                 .8%
73                           land lessor); President, Runnymede Farm, Inc.
Director since 1953          (Thoroughbred breeding); Director, Kent-Mar Corp.
                             (President), KRCC Oil & Gas Co., Inc., University
                             of Kentucky Mining Engineering Foundation;
                             Director and President, Foundation for Drug-Free
                             Youth

J. David Grissom             Chairman, Mayfair Capital, Inc. (Private investment              10,050                 .3%
58                           firm); Director, Providian Corporation, LG&E
Director since 1979          Energy Corporation and Regal Cinemas, Inc.;
                             Chairman, Centre College Board of Trustees

Seth W. Hancock              Partner and Manager, Claiborne Farm, and                        142,825                3.9%
47                           President, Hancock Farms, Inc. (Thoroughbred
Director since 1973          breeding and farming); Vice President and Director,
                             Clay Ward Agency, Inc. (Equine insurance);
                             Director, Hopewell Company and Keeneland
                             Association, Incorporated

Frank B. Hower, Jr.          Retired; Former Chairman and Chief Executive                      1,040                  *
68                           Officer, Liberty National Bancorp, Inc., Liberty
Director since 1979          National Bank & Trust Company of Louisville;
                             Director, Banc One Kentucky Corporation, Bank
                             One, Kentucky, NA, American Life and Accident
                             Insurance Company, Anthem, Inc., Regional Airport
                             Authority of Louisville and Jefferson County,
                             Kentucky Historical Society and Actors Theatre of
                             Louisville; Member, Board of Trustees, Centre
                             College, J. Graham Brown Foundation and
                             University of Louisville



                                       10






                                                                                        Common Stock Of The Company
                                                                                         Beneficially Owned As Of
                                                                                            April 16, 1997(3)
Name, Age And                              Principal Occupation (1) And
Positions With Company                        Certain Directorships (2)                    Amount             % Of Class
----------------------                     -------------------------------                 ------             ----------

W. Bruce Lunsford            Chairman, President and Chief Executive Officer,             100,030                 2.7%
49                           Vencor, Inc. (Intensive care hospitals and nursing
Director since 1995          homes); Director, Atria Communities, Inc.
                             (Chairman); ResCare, Inc., National City Bank,
                             Kentucky (Executive Committee), National City
                             Corporation, Kentucky Economic Development
                             Corporation (Chairman);  Member, Board of
                             Trustees, Bellarmine College and Centre College

                                       CLASS III - TERMS EXPIRING IN 1999

Charles W. Bidwill, Jr.      Chairman of the Board, National Jockey Club                  223,259                 6.1%
68                           (Operator of Sportsman's Park Racetrack); Former
Director since 1982          President and General Manager, National Jockey
                             Club (until  December 31, 1995);  Director,  Orange
                             Park Kennel Club,  Associated  Outdoor Clubs (Tampa
                             Greyhound  Track),  Bayard Raceways and Caterers of
                             North  Florida,   Jacksonville   Kennel  Club,  Big
                             Shoulders  Fund,  Archdiocese  of  Chicago,  SPECIA
                             Children's Charities

Thomas H. Meeker             President and Chief Executive Officer of the                  68,676(4)              1.9%
53                           Company; Director, Anderson Park, Inc. (Chairman),
Director since 1995;         Thoroughbred Racing Association of North America,
President and Chief          Inc. (Executive Committee), Equibase Company,
Executive Officer            PNC Bank, Kentucky, Inc. (Chairman, Audit and
since 1984                   Loan Committees),   and Alliant Health System, Inc.
                             (Executive Committee); Member, Board of Trustees,
                             Centre College


                                                     11






                                                                                             Common Stock Of The Company
                                                                                               Beneficially Owned As Of
                                                                                                   April 16, 1997 (3)
                                                                                             ---------------------------
Name, Age And                            Principal Occupation (1) And
Positions With Company                     Certain Directorships (2)                          Amount            % Of Class
----------------------                   ----------------------------                         ------            ----------

Carl F. Pollard              Owner, Hermitage Farm since 1995 (Thoroughbred                   73,040                1.9%
58                           breeding); Former Chairman of the Board, Columbia
Director since 1985          Healthcare Corporation; President and Chief
                             Operating Officer (1991-March 1993), Humana Inc.;
                             Director, National City Bank, Kentucky and Nexstar
                             Pharmaceuticals, Inc.; President and Director,
                             Kentucky Derby Museum Corporation

Darrell R. Wells             General Partner, Security Management Company                    232,930                6.4%
54                           (Investments); Director, First Security Trust
Director since 1985          Company, Commonwealth Bancshares, Citizens
                             Financial Corporation, Commonwealth Bank &
                             Trust Company and Jundt Growth Fund

                                                 DIRECTORS EMERITI (5)

John W. Barr, III            Retired; Former Chairman, National City Bank,                     2,000                 .1%
76                           Kentucky, Inc.; Director, Kitchen Kompact
Director from 1979 to        Company; Director, Speed Museum, Cave Hill
1993;                        Cemetery, Boy Scouts of America and American
Director Emeritus since      Printing House for the Blind
1993

Louis J. Herrmann, Jr.       Owner, Louis Herrmann Auto Consultant                            50,265                1.4%
77                           Incorporated (Automobile sales); Director,
Director from 1968 to        Southeastern Financial Services, Inc.
1994; Secretary-
Treasurer from
1985 to 1986;
Director Emeritus since
1994

Stanley F. Hugenberg, Jr.    President, Jackantom Sales Company                                3,670                 .1%
79                           (Manufacturers' representative); Member, Board of
Director from 1982 to        Trustees, J. Graham Brown Foundation
1992;
Director Emeritus since
1992

William T. Young             Chairman, W.T. Young, Inc. (Warehousing); Owner,                114,660                3.1%
79                           Overbrook Farm (Thoroughbred breeding); Director,
Director from 1985 to        Columbia/HCA Healthcare Corporation
1992;
Director Emeritus since
1992



                                                     12




---------------
*Less than 0.1%

(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.

(2) Directorships in companies with a class of securities registered pursuant to the Securities Exchange Act of 1934 or companies registered under the Investment Company Act of 1940 and, in the case of certain directors, other directorships considered significant by them.

(3) No director shares voting or investment power of his beneficially owned shares, except that Messrs. Bidwill, Clay, Hancock, Herrmann and Wells share with others the voting and investment power with respect to 2,919 shares, 27,290 shares, 106,325 shares, 10,200 shares, 232,930 shares, respectively, and Mr. Lunsford shares investment power with respect to 10,000 shares. Of the total shares listed, Mr. Clay specifically disclaims beneficial ownership of 10,950 shares owned by the Agnes Clay Pringle Trust of which he is a trustee; Mr. Hancock specifically disclaims beneficial ownership of 79,200 shares owned by the A.B. Hancock Jr. Marital Trust of which he is the trustee, of 9,030 shares owned by the Waddell Walker Hancock II Trust of which he is a trustee, of 9,030 shares owned by the Nancy Clay Hancock Trust of which he is a trustee and of 6,043.33 shares held by the ABC Partnership of which he is a general partner; and Mr. Wells disclaims beneficial ownership of 22,400 shares held by The Wells Foundation, Inc., of which he is a trustee, and of 135,791.90 shares held by The Wells Family Partnership, of which he is the Managing General Partner.

(4)  Includes 55,700 shares issuable under currently exercisable options.

(5) Directors Emeriti are entitled to attend meetings of the Board of Directors but do not have a vote on matters presented to the Board. The Bylaws provide that once a director is 72 years of age, he may not stand for re-election but shall assume Director Emeriti status as of the annual meeting following his current term of service as a director. The Chairman of the Board may continue to serve as a director notwithstanding this provision.


COMPENSATION AND COMMITTEES OF THE BOARD OF DIRECTORS

              Four (4) meetings of the Board of Directors were held during the last fiscal year. Directors other than Directors Emeriti are paid $750 for each meeting of the Board that they attend, and directors who do not reside in Louisville are reimbursed for their travel expenses. In addition, all directors, other than Directors Emeriti, receive an annual retainer of $3,000 per year and directors who serve as committee chairmen receive an additional $1,000 for a total retainer of $4,000 per year. The Chairman of the Board receives an additional $1,000 for a total retainer of $5,000 per year. Directors Emeriti are not paid any compensation for attending meetings. They are entitled to have their expenses reimbursed.
              The Company has four (4) standing Committees: the Executive, Audit, Compensation and Racing Committees. No Director Emeritus serves on any Board committee. The Executive Committee is authorized, subject to certain limitations set forth in the Company's Bylaws, to exercise the authority of the Board of Directors between Board meetings. Twelve

(12) meetings of the Executive Committee (of which Messrs. Bidwill, Farish, Grissom and Pollard are members) were held during the last fiscal year. The Audit Committee is responsible for annually examining the financial affairs of the Company, including consultation with the Company's auditors. One (1) meeting of the Audit Committee (of which Messrs. Farish, Humphrey, Pollard and Wells are members) was held during the last fiscal year. The Compensation Committee administers the Company's Supplemental Benefit Plan, any incentive compensation plan, the 1993 Stock Option Plan and the 1995 Employee Stock Purchase Plan, and reviews and recommends actions regarding executive compensation. Two (2) meetings of the Compensation Committee (of which Messrs. Farish, Hower, Lunsford, Modell and Wells are members) were held during the last fiscal year. The Racing Committee is responsible for the Company's contracts and relations with horsemen, jockeys and others providing horse racing related services. The Racing Committee (of which Messrs. Clay, Farish, Hancock and Pollard are members) held one (1) meeting during the last fiscal year. Directors are paid $500 for each committee meeting they attend other than meetings held by telephone. The Company does not have a standing nominating committee. All directors serving as Class I, II or III directors, except Mr. Modell, attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the meetings of the committees on which they served.

                            PROPOSED AMENDMENT TO THE
                       COMPANY'S ARTICLES OF INCORPORATION

                                (PROPOSAL NO. 2)

              On June 13, 1996, the Board of Directors of the Company adopted a resolution instructing the Company's management to aggressively pursue alternative forms of gaming at its racetrack facilities in Louisville, Kentucky. The Board of Directors believes that if the Company succeeds in obtaining alternative forms of gaming, as a result of potential perceived increases in value, the Company may become a more attractive target for unsolicited third party takeover attempts. Accordingly, the Board of Directors believes that it is appropriate and prudent to review measures to guard against unsolicited takeover attempts and which encourage potential acquirors to negotiate with the Board of Directors on any potential acquisition. As of the date hereof, the Company's management has no knowledge of any specific efforts to accumulate the Company's Common Stock, to obtain control of the Company or to remove incumbent management.

              At its March 20, 1997 meeting, the Board of Directors adopted a resolution recommending that the Company's shareholders approve an amendment to the Company's Articles of Incorporation by adding the new Article XII set forth below increasing the percentage of shares held necessary to call a special meeting of shareholders from thirty-three and one-third percent (33 1/3%) to sixty-six and two-third percent (66 2/3%). The Board of Directors believes that the current threshold, which requires holders of at least thirty-three and one-third percent (33 1/3%) of all votes entitled to be cast on a proposed issue in order to call a special meeting of shareholders, establishes too low a threshold  and  exposes  the  Company  to the cost of  preparing  for a  special shareholders' meeting without a showing of substantial support by the shareholders. The Board of Directors believes that the decision whether to hold such a meeting should properly rest with the holders of at least sixty-six and two-third percent (66 2/3%) of all votes entitled to be cast on a proposed issue and with the Board of Directors. The current Articles of Incorporation and Bylaws of the Company contain other provisions which could be viewed as discouraging takeovers, including a staggered Board of Directors, authorized but unissued preferred stock with respect to which the Board of Directors retains the power to determine voting rights, and procedures to be complied with in order for a matter to be properly before a meeting of shareholders. Under Kentucky law, shareholders of the Company have cumulative voting rights in the election of directors. The adoption of this proposed amendment to the Articles of Incorporation of the Company may render more difficult or discourage certain transactions such as a tender offer or proxy contest but the Board of Directors believes that encouraging potential acquirors to negotiate with the Board of Directors on any potential acquisition is in the best interest of the Company. The adoption of this proposed amendment to the Articles of Incorporation of the Company requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal.

     The text of proposed Article XII is set forth below:

                                   ARTICLE XII

                         SPECIAL MEETING OF SHAREHOLDERS

                      Special  meetings of the  shareholders  of the corporation may be called only by:
                      A.       The Board of Directors; or
                      B. The holders of not less than sixty-six and two thirds percent (66 2/3%) of all shares entitled to cast votes on any issue proposed to be considered at the proposed special meeting upon such holders signing, dating and delivering to the Corporation's Secretary one or more written demands for the meeting, including a description of the purpose or purposes for which the meeting is to be held.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF
INCORPORATION.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

               Under rules established by the SEC, the Compensation Committee of the Board of Directors (the "Committee") is required to disclose: (1) the Committee's compensation policies applicable to the Company's executive officers; (2) the relationship of executive compensation to Company performance; and (3) the Committee's bases for determining the compensation of the Company's Chief Executive Officer ("CEO"), Thomas H. Meeker, for the most recently completed fiscal year. Pursuant to these requirements, the Committee has prepared this report for inclusion in the Proxy Statement.
              The Committee consists of five (5) independent Directors,  none of whom has ever been  employed by the  Company.  The  Committee  annually  reviews executive officer compensation and makes recommendations to the Board of Directors on all matters related to executive compensation. The Committee's authority and oversight extend to total compensation, including base salary, annual incentive compensation and stock options for the Company's executive officers as well as the Company's Profit Sharing Plan, Stock Option Plan and Stock Purchase Plan. The Committee also administers the employment contract and Supplemental Benefit Plan of the CEO. The Committee makes its compensation recommendations to the Board of Directors after considering the recommendations of the CEO (on all but CEO compensation) and other qualified compensation consultants. The Committee also reviews compensation data from comparable companies including those found in the peer group performance graph (the "Performance Graph") which follows this report.
              The fundamental  philosophy of the Committee is to assure that the
Company's compensation program for executive officers links pay to business strategy and performance in a manner which is effective in attracting, motivating and retaining key executives while also providing performance incentives which will inure to the benefit of executive officers and shareholders alike. The objective is to provide total compensation commensurate with Company performance by combining salaries that are competitive in the marketplace with incentive pay opportunities established by the Committee which are competitive with median levels of competitors' incentive compensation. The Committee has determined that as an executive's level of responsibility increases, a greater portion of his or her compensation should be based upon the Company's performance. The Committee also believes that the Company's compensation program should include an individual performance component to reward employees whose job performance does not directly affect revenues.
              The Committee has  structured  executive  compensation  based upon this philosophy. There are three (3) basic elements of the Company's executive compensation program, each determined by individual and corporate performance:
(1) base salary compensation, (2) annual variable performance incentive compensation earned under an incentive compensation plan and (3) stock option grants made under the Company's 1993 Stock Option Plan (the "Option Plan").

              Base salaries are targeted to be competitive with similar positions in comparable companies. In determining base salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company.
              The Company's incentive compensation plans have historically been designed to provide a direct financial incentive to certain officers in the form of annual cash and/or stock bonuses based upon the Company's performance during the immediately preceding year. The Churchill Downs Incorporated Incentive Compensation Plan (1993) expired as of December 31, 1995. During the three-year term of that incentive compensation plan , the Company met the goals and bonuses were awarded under that plan only on one occasion, despite the Company's strong overall performance. As a result, the Committee determined that the particular plan was not fulfilling the Committee's objectives and, during 1996, evaluated alternative forms of incentive compensation. Based upon this evaluation, the Company adopted the Churchill Downs Incorporated Incentive Compensation Plan
(1996) effective for the Company's 1996 fiscal year (the "1996 ICP"). The 1996 ICP provided for the award of a cash bonus based upon the Company's achievement of earnings per share ("EPS") goals. For the Company's year ended December 31, 1996, the Committee set performance goals based upon the Company's budgeted EPS. The Company met the EPS goal and cash bonuses were awarded under the 1996 ICP for the Company's year ended December 31, 1996.
              During the fourth quarter of 1996, the Company reorganized its operations into profit centers and service centers (i) to better align areas which generate revenues and those which serve a support function and (ii) to track sources of revenues more effectively. In part, as a result of the reorganization, the Company adopted the Churchill Downs Incorporated Incentive

Compensation Plan (1997), effective for the Company's fiscal years of 1997 through 2001 (the "1997 ICP"). The 1997 ICP is designed to reward employees by providing for the award of a cash bonus if goals based upon the Company's pre-tax earnings, as well as the performance of the employee and the center in which the employee works, are achieved. As with the 1996 ICP, the 1997 ICP provides for cash bonuses, rather than cash and stock bonuses. The Committee believes that this type of incentive compensation plan better complements the Company's Option Plan. The incentive compensation rewards shorter term performance while the Option Plan rewards longer term performance. The Committee believes that rewarding employees based upon these three (3) components acts as the best way to incentivize employees.
              The third component of executive compensation is the Option Plan. The Committee believes that the granting of options to officers of the Company, including Mr. Meeker, will further the Company's goals of attracting, motivating and retaining employees while also providing compensation which links pay to the Company's long-term performance. During 1996, awards under the Option Plan were as follows: (1) Mr. Meeker was granted 55,649 nonqualified stock options and 8,051 incentive stock options ("ISOs") and (2) all other officers were granted a total of 23,418 nonqualified stock options and 50,082 ISOs. Of these options, 92,700 are exercisable on June 2, 1997; 22,000 are exercisable on June 2, 1999, and 22,500 are exercisable on December 18, 1999. The Option Plan provides for cashless exercises through broker's transactions.
              The Committee believes that the Option Plan is integral to a performance based compensation package because of its reward based upon the Company's long-term performance. The Option Plan allows the Company to further tie compensation to performance of the

Company with a possibility of increasing the total compensation package of its executives without an equivalent cash outlay by the Company.
              Mr. Meeker was employed as President and Chief Executive Officer of the Company in October 1984 under an annually renewing three-year contract. Each year, Mr. Meeker's base salary is set by the Committee after considering the Company's overall financial performance in light of the Company's strategic development initiatives. For 1996, Mr. Meeker's annual base salary was set at $260,000. The relative stability in base salary reflects the Committee's efforts to shift a greater portion of Mr. Meeker's overall compensation to performance based sources such as the Option Plan and other forms of incentive compensation.

                                                          COMPENSATION COMMITTEE
                                                             Frank B. Hower, Jr.
                                                               William S. Farish
                                                               W. Bruce Lunsford
                                                                Arthur B. Modell
                                                                Darrell R. Wells

COMPENSATION COMMITTEE REPORT ON 1996 CANCELLATION AND REGRANT OF OPTIONS

              On June 3, 1996, the Committee approved the cancellation of 80,700 existing options previously granted to the named executive officers under the Option Plan and an immediate regrant of an equivalent number of options to officers, including the named executive officers, exercisable beginning on June 2, 1997, with an exercise price of $38.50 per share, equal to the then fair market value of the shares as of the date of grant. The exercise prices of the cancelled options ranged from $46.00 to $55.00 per share.
              The Committee approved the cancellation and regrant of options because it believes that equity interests are a significant factor in the Company's ability to attract and retain key employees that are critical to the Company's long-range success. In reviewing the existing options, the Committee determined that the exercise price of a substantial number of such options exceeded the current trading prices of the Company's Common Stock. The Committee recognized that replacing existing options with exercise prices in excess of current fair market value with options at current fair market value would provide additional incentive to employees because of the increased potential for appreciation. After considering these matters, the Committee determined it to be in the best interest of the Company to restore this incentive for key employees of the Company to remain employees of the Company and to exert their maximum efforts on behalf of the Company.

                                                          COMPENSATION COMMITTEE
                                                             Frank B. Hower, Jr.
                                                               William S. Farish
                                                               W. Bruce Lunsford
                                                                Arthur B. Modell
                                                                Darrell R. Wells

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Company is unaware of any  relationships  among   its officers and
directors which would require disclosure under this caption.

                                PERFORMANCE GRAPH

              Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of each of a peer group index and the Wilshire 5000 index for the period of approximately five (5) fiscal years commencing January 31, 1992 and ending December 31, 1996. The period ending December 31, 1993 represents an eleven (11) month period due to the change in the Company's fiscal year. The companies used in the peer group index consist of Bay Meadows Operating Co., Fair Grounds Corp., Hollywood Park Operating Co., International

Thoroughbred Breeders, Inc. and Santa Anita Operating Co., which are all of the publicly traded companies known to the Company to be engaged primarily in thoroughbred racing in the continental United States and to be publicly traded for at least five (5) years. The Wilshire 5000 equity index measures the performance of all United States headquartered equity securities with readily available price data. The graph depicts the result of an investment of $100 in the Company, the Wilshire 5000 index and the peer group companies. Since the Company has historically paid dividends on an annual basis, the performance graph assumes that dividends were reinvested annually.










                             1/31/92        1/31/93        12/31/93       12/31/94        12/31/95         12/31/96

Churchill Downs                $100           $126           $150           $123             $99             $104
Peer Group                     $100           $100           $148            $98             $94             $207
Wilshire 5000                  $100           $108           $116           $113            $150             $179



                                       23




                             EXECUTIVE COMPENSATION

              The following table sets forth the remuneration paid during the last three (3) fiscal years by the Company to [i] Mr. Meeker, the President and CEO of the Company, and [ii] each of the Company's four (4) most highly compensated executive officers in fiscal year 1996 (collectively the "named executive officers").

                           SUMMARY COMPENSATION TABLE



                                   ANNUAL COMPENSATION                           LONG TERM
                                                                                 COMPEN-
                                                                                 SATION

                                                                         Other         Securities
                                                                        Annual         Underlying
   Name and Position                                                   Compen-        Options/SARs     All Other
   Principal Position       Year        Salary         Bonus(1)        sation(2)            (#)(3)   Compensation (4)
   ------------------       ----        ------         --------        ---------      ------------   ----------------

Thomas H. Meeker,           1996        $260,000        $175,500        $51,406          63,700        $ 15,522
President, CEO and          1995         245,000             -0-         57,136           5,000          12,830
Director                    1994         245,000          73,868         49,463          10,000          12,711

David E. Carrico,           1996        $ 95,680        $ 50,232        -0-              10,000        $  8,742
Senior Vice President,      1995          92,000             -0-        -0-               1,000           7,922
Sales                       1994          86,607          21,574        -0-               1,750           7,867

Dan L. Parkerson,           1996        $ 99,840        $ 52,416        -0-              10,000        $  9,465
Senior Vice President,      1995          96,000             -0-        -0-               1,000           9,303
Live Racing and General     1994          94,108          22,512        -0-               1,750           9,188
Manager

Jeffrey M. Smith,           1996        $ 98,800        $ 51,870        -0-              13,000        $  8,818
President -                 1995          95,000             -0-        -0-               1,000           9,039
Churchill Downs             1994          93,581          22,278        -0-               2,000           9,171
Management Company

Alexander M. Waldrop,       1996        $ 95,680        $ 50,232        -0-              13,000        $  8,538
Senior Vice President,      1995          92,000             -0-        -0-               1,000           8,162
Administration, General     1994          88,821          21,574        -0-               2,000           8,113
Counsel and Secretary

--------

(1) In 1994, bonus awards were paid in cash and/or stock pursuant to the Company's Incentive Compensation Plan then in effect. In 1996, bonuses were paid in cash pursuant to the Company's Incentive Compensation Plan then in effect. See "Compensation Committee Report on Executive Compensation."

(2)  Includes the expense  of a Supplemental Benefit Plan of which Mr. Meeker is
     currently  the   only   participant.  See  the  discussion  regarding   the
     Supplemental Benefit Plan below.


                                       24




(3) On June 3, 1996, 80,700 existing options to the named executive officers were cancelled and an equal number of options were issued to the named executive officers. See "Compensation Committee Report on 1996 Cancellation and Regrant of Options" and Tables on Option Grants in Last Fiscal Year and Ten-Year Option Repricings.

(4) Consists of life insurance premiums paid by the Company with respect to certain term life insurance payable on the officer's death to beneficiaries designated by him and, further, includes amounts contributed by the Company to the officer's account under the Company's Profit Sharing Plan. Amounts attributable to such term life insurance are as follows:


                         MR. MEEKER           MR. CARRICO         MR. PARKERSON         MR. SMITH           MR. WALDROP
        1996               $2,592                $494                 $864                $302                 $290
        1995                2,875                 466                  818                 286                  177
        1994                2,864                 247                  791                 278                  167


     Pursuant to the Company's Profit Sharing Plan, the Company matches employees' contributions (which are limited to 10% of annual compensation up to $9,500 for calendar year 1996) up to 2% of quarterly contributions and also makes discretionary contributions. Amounts contributed by the Company on behalf of the named executive officers are as follows:



                         MR. MEEKER           MR. CARRICO         MR. PARKERSON         MR. SMITH           MR. WALDROP

        1996               $12,930              $8,248               $8,601              $8,516               $8,248
        1995                 9,955               7,456                8,485               8,752                7,985
        1994                 9,847               7,620                8,397               8,893                7,946



     The following table provides information with respect to the named executive officers concerning options granted during 1996:



                                               OPTION GRANTS IN LAST FISCAL YEAR


                                               % Of Total Options
                                    Options         Granted To                                         Grant Date
                                  Granted (#)       Employees In       Exercise Or    Expiration     Present Value
            Name                      (1)       Fiscal Year '96 (%)  Base Price ($)      Date            ($)(5)
            ----                  -----------   -------------------  --------------  ------------    -------------

Thomas H. Meeker (2)                57,200           41.69%             $38.50           6/2/06         $601,263
                                     6,500            4.73%             $35.00          12/18/06          63,310
David E. Carrico (3)                 8,000            5.83%             $38.50           6/2/06           85,260
                                     2,000            1.46%             $35.00          12/18/06          19,480
Dan L. Parkerson (3)                 8,000            5.83%             $38.50           6/2/06           85,260
                                     2,000            1.46%             $35.00          12/18/06          19,480
Jeffrey M. Smith (4)                11,000            8.02%             $38.50           6/2/06          116,430
                                     2,000            1.46%             $35.00          12/18/06          19,480
Alexander M . Waldrop (4)           11,000            8.02%             $38.50           6/2/06          116,430
                                     2,000            1.46%             $35.00          12/18/06          19,480


(1) The 109,700 options granted in 1996 to the named executive officers are composed of incentive stock options, as defined under the Internal Revenue Code of 1986, as amended, and non-qualified stock options. The exercise price of these options, whether incentive stock options or non-qualified stock options, is the fair market value of the shares on the date of their grant.

(2) Of the total of 63,700 options granted to Mr. Meeker in 1996, (i) 8,051 are incentive stock options of which 2,597 options vest on the first anniversary of the date of grant and 5,454 options vest on the third anniversary of the date of grant, and (ii) 55,649 are non-qualified stock options of which 48,103 options vest on the first anniversary of the date of grant and 7,546 options vest on the third anniversary of the date of grant.

(3) Of the total of 10,000 options granted to Mr. Carrico and Mr. Parkerson, respectively, in 1996, (I) 6,597 are incentive stock options of which 2,597 options vest on the first anniversary of the date of grant and 4,000 options vest on the third anniversary of the date of grant, and (ii) 3,403 are non-qualified stock options which vest on the first anniversary of the date of grant.

                                       25




(4) Of the total of 13,000 options granted to Mr. Smith and Mr. Waldrop, respectively, in 1996, (i) 6,597 are incentive stock options of which 2,597 options vest on the first anniversary of the date of grant and 4,000 options vest on the third anniversary of the date of grant, and (ii) 6,403 are non-qualified stock options which vest on the first anniversary of the date of grant.

(5) The fair value of each stock option granted is estimated on the date of grant using the Black - Scholes option-pricing model with the following weighted-average assumptions for grants in 1996, respectively: dividend yield of 2.1% in 1996 and ranging from 1.7% to 1.9% in 1996; risk-free interest rates are different for each grant and range from 5.39% to 6.74%; and the expected lives of options are different for each grant and range from approximately 5.5 to 6.5 years, and a volatility of 18.75% for all grants.



              The following table provides information with respect to the named executive officers concerning unexercised options held as of December 31, 1996:


                                               AGGREGATE YEAR-END OPTION VALUES



                                                                                Number of                 Value of
                                                                               Securities                Unexercised
                                                                               Underlying                In-the-Money
                                                                            Unexercised Options         Options at year
                                                                              at year end (#)              end ($)(1)

                                   Shares Acquired on                           Exercisable /            Exercisable /
                                        Exercise                                Unexercisable            Unexercisable
NAME                                      (#)          VALUE REALIZED ($)            (#)                      ($)
----                                -----------------  ------------------       -------------            -------------
Thomas H. Meeker                           0                   $0                  0 / 78,700             $0 / $29,000
David E. Carrico                           0                    0                  0 / 12,750              0 / 6,500
Dan L. Parkerson                           0                    0                  0 /12,750               0 / 6,500
Jeffrey M. Smith                           0                    0                  0 /16,000               0 / 6,500
Alexander M . Waldrop                      0                    0                  0 / 16,000              0 / 6,500

-----------------------------
(1)  Closing bid as of the last trading day of 1996 (December 31, 1996) minus the exercise price.

                           TEN-YEAR OPTION REPRICINGS

     The following table sets forth information concerning all repricings of stock options held by each person serving as an executive officer of the Company at the time of the repricings during the ten-year period ended December 31, 1996.

                                           Number of
                                          Securities       Price of                                      Length of Original
                               Date       Underlying       Stock at         Exercise          New           Option Term
                                Of          Options         Time of      Price at Time      Exercise     Remaining at Date
          Name             Repricing       Repriced        Repricing      Of Repricing       Price          Of Repricing
          ----             ---------       --------        ---------      ------------       -----          ------------

Thomas H. Meeker         6/3/96            2,597(I)         $38.50           $55.00          $38.50       7 yrs., 168 days
                         6/3/96            48,103(N)         38.50            46.00           38.50       7 yrs., 168 days
Dan L. Parkerson         6/3/96            2,597(I)          38.50            46.00           38.50       7 yrs., 168 days
                         6/3/96            3,403(N)          38.50            46.00           38.50       7 yrs., 168 days
Jeffrey M. Smith         6/3/96            2,597((I)         38.50            46.00           38.50       7 yrs., 168 days
                         6/3/96            6,403 (N)         38.50            46.00           38.50       7 yrs., 168 days
David E. Carrico         6/3/96            2,597(I)          38.50            46.00           38.50       7 yrs., 168 days
                         6/3/96            3,403(N)          38.50            46.00           38.50       7 yrs., 168 days
Alexander M. Waldrop     6/3/96            2,597(I)          38.50            46.00           38.50       7 yrs., 168 days
                         6/3/96            6,403(N)          38.50            46.00           38.50       7 yrs., 168 days
Vicki L. Baumgardner     6/3/96            2,597(I)          38.50            46.00           38.50       7 yrs., 168 days
                         6/3/96            1,903(N)          38.50            46.00           38.50       7 yrs., 168 days
----------------
(I) - Intended to qualify as incentive stock options under the Internal  Revenue
      Code of 1986, as amended.
(N) - Nonqualified stock options.


              The Company maintains a Supplemental Benefit Plan (the "Plan") in which Mr. Meeker is currently the only participant. The Plan provides that if a participant remains in the employ of the Company until age 55 or becomes totally and permanently disabled, the participant will be paid a monthly benefit equal to 45% of the "highest average monthly earnings," as defined in the Plan, prior to the time of disability or age 55, reduced by certain other benefits as set forth  in  the  Plan,  commencing  on  retirement  (or  attainment  of age 55 if disability occurs prior to said age) and continuing for life. The benefit payable under the Plan is increased by 1% for each year the participant remains employed by the Company after age 55, to a maximum of 55% of the highest average monthly earnings at age 65. The Plan further provides that the monthly benefit will be reduced by [i] 100% of the primary insurance amount under social security payable to a participant determined as of the later of the participant's retirement date or attainment of age 62; [ii] 100% of the participant's monthly benefit calculated in the form of a life annuity under the Company's terminated Pension Plan; [iii] 100% of the monthly income option calculated as a life annuity from the cash surrender value of all life insurance policies listed on a schedule attached to the participant's plan agreement; and [iv] 100% of the employer contributions and any employee contributions up to a maximum of $2,000 per year allocated to the participant's accounts under the Company's Profit Sharing Plan, calculated in the form of a life annuity payable on his retirement date. Due to these reductions, the estimated annual benefit payable upon retirement at age 65 to Mr. Meeker under the Plan is $12,580. This estimate is based upon the following assumptions: [i] 8% annual earnings under the Company's Profit Sharing Plan; [ii] Mr. Meeker's salary remains constant; and [iii] the maximum wage base for determining the Social Security offset remains constant. In addition, Mr. Meeker will be paid the equivalent of the cash surrender value of an insurance policy covering his life upon retirement under the terms of the Supplemental Benefit Plan. Based upon the estimates provided by Northwestern Mutual Life, the Company expects to provide Mr. Meeker with an additional life income beginning at age 65 of $63,832 per year based on premiums paid to date.

EMPLOYMENT AGREEMENT AND CHANGE IN CONTROL AGREEMENT

              Mr. Meeker was employed as President and Chief Executive Officer of the Company in October 1984 under an annually renewing three-year contract. Mr. Meeker's compensation for 1997 includes a base salary of $280,000 per year, reimbursement for travel and entertainment expenses (including his wife's travel expenses on Company business), provision of an automobile, payment of dues for one (1) country club and any other professional or business associations, and a $250,000 life insurance policy. Mr. Meeker's employment may be terminated by the Company prior to the expiration of his employment agreement only if he willfully fails to perform his duties under his employment agreement or otherwise engages in misconduct that injures the Company. Pursuant to Mr. Meeker's employment agreement, in the event of both a "change in control" of the Company and, within one (1) year of such "change in control," either termination of Mr. Meeker's employment by the Company without "just cause" or his resignation, the Company will pay to Mr. Meeker an amount equal to three (3) times his average annual base salary over the prior five (5) years. A "change in control" is defined generally to include the sale by the Company of all or substantially all of its assets, a consolidation or merger involving the Company, the acquisition of over 30% of the Common Stock in a tender offer or any other change in control of the type which would be required to be reported under the Federal securities laws; however, a "change in control" will not be deemed to have occurred in the case of a tender offer or change reportable under the Federal securities laws, unless it is coupled with or followed by the election of at least one-half of the directors of the Company to be elected at any one (1) election and the election of such directors has not been previously approved by at least two-thirds of the directors in office prior to such change in control.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              During the past fiscal year, the Company did not engage in any transactions in which any director or officer of the Company had any material interest, except as described below.
              Directors of the Company may from time to time own or have interests in horses racing at the Company's tracks. All such races are conducted, as applicable, under the regulations of the Kentucky Racing Commission or the Indiana Horse Racing Commission, and no director receives any extra or special benefit with regard to having his horses selected to run in races or in connection with the actual running of races.
              One or more directors of the Company have an interest in business entities which contract with the Company or Hoosier Park, L.P. ("Hoosier Park"), the Company's affiliate, for the purpose of simulcasting the Kentucky Derby and other races and the acceptance of intrastate or interstate wagers on such races. In such case, no extra or special benefit not shared by all others so contracting with the Company is received by any director or entity in which such director has an interest.
              Mr. Charles W. Bidwill, Jr., a director and five percent (5%) owner of the Company, is the Chairman and part owner of National Jockey Club. In 1996, National Jockey Club and the Company were parties to a simulcasting contract whereby National Jockey Club was granted the right to simulcast the Company's races, including the Kentucky Oaks - Grade I race and the Kentucky Derby - Grade I race. In consideration for these rights, National Jockey Club paid to the Company 5% of its gross handle on the Kentucky Oaks - Grade I race and the Kentucky Derby - Grade I race and 3% of its gross handle on the other simulcast races. In 1996, National Jockey Club and Hoosier Park were parties to a simulcasting contract whereby National Jockey Club was granted the right to simulcast Hoosier Park's thoroughbred races. In consideration for these rights, National Jockey Club paid to Hoosier Park 2% of its gross handle on the simulcast races. National Jockey Club and Hoosier Park were also parties to a simulcasting contract whereby Hoosier Park was granted the right to simulcast National Jockey Club's thoroughbred races. In consideration for these rights, Hoosier Park paid to National Jockey club 3% of its gross handle on the simulcast races. For purposes of these and other simulcast contracts, gross handle is defined as the total amount wagered by patrons on the races at the receiving facility less any money returned to the patrons by cancels and refunds. These simulcast contracts are uniform throughout the industry and the rates charged were substantially the same as rates charged to other parties who contracted to simulcast the same races. In 1996, the Company and Hoosier Park simulcasted their races to 996 locations in the United States and selected international sites. National Jockey Club received no extra or special benefit as a result of the Company's relationship with Mr. Bidwill.
              Thomas H. Meeker, President and Chief Executive Officer of the Company, is currently indebted to the Company in the principal amount of $65,000, represented by his demand note bearing interest at 8% per annum
(payable quarterly) and payable in full upon termination of Mr. Meeker's employment with the Company for any reason. This indebtedness arose in connection with Mr. Meeker's initial employment, pursuant to the terms of which he was granted a loan by the Company for the purpose of purchasing the Company's Common Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

              At its meeting held on March 20, 1997, the Board of Directors adopted the recommendation of the Audit Committee and selected Coopers & Lybrand L.L.P. to serve as the Company's independent public accountants and auditors for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. has served as the Company's independent public accountants and auditors since the Company's 1990 fiscal year.
              Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

                APPROVAL OF MINUTES OF 1996 SHAREHOLDERS' MEETING
                       AND OTHER MATTERS (PROPOSAL NO. 3)

              The Board of Directors of the Company does not know of any matters to be presented to the Annual Meeting other than those specified above, except matters incident to the conduct of the Annual Meeting and the approval by a majority of the shares represented at the Annual Meeting of minutes of the 1996 Annual Meeting which approval does not amount to ratification of actions taken thereat. If, however, any other matters should come before the Annual Meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their best judgment on such matters.

                            PROPOSALS BY SHAREHOLDERS

              Any shareholder proposal that may be included in the Board of Directors' Proxy Statement and Proxy for presentation at the Annual Meeting of Shareholders to be held in 1998 must be received by the Company at 700 Central Avenue, Louisville, Kentucky 40208, Attention of the Secretary, no later than January 12, 1998. BY ORDER OF THE BOARD OF DIRECTORS.

                                          THOMAS H. MEEKER
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                          ALEXANDER M. WALDROP
                                          SENIOR VICE PRESIDENT, ADMINISTRATION,
                                          GENERAL COUNSEL  AND SECRETARY
Louisville, Kentucky

May 12, 1997

                                     PLEASE SIGN AND RETURN THE ENCLOSED PROXY
                                        IF YOU CANNOT BE PRESENT IN PERSON

                                  PROXY

                         CHURCHILL DOWNS INCORPORATED

                              700 Central Avenue
                          Louisville, Kentucky 40208


                ANNUAL MEETING OF SHAREHOLDERS - JUNE 19, 1997


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
            The undersigned hereby appoints Frank B. Hower, Jr. and
W. Bruce Lunsford, and any of them, as Proxies with full power to appoint a substitute and hereby authorizes them to represent and to vote, as designated below, all shares of the undersigned at the Annual Meeting of Shareholders to be held on Thursday, June 19, 1997 or any adjournment thereof, hereby revoking any Proxy hereto fore given.
            The Board of Directors unanimously recommends a vote FOR the following proposals:
      1.    Election of Class I Directors (Proposal No. 1):

____ FOR all nominees listed              ____ WITHHOLD AUTHORITY to
below (Except as marked to                vote for all nominees listed
the contrary below)                       below

Class I Directors:      William S. Farish, G. Watts Humphrey, Jr.,
                        Arthur B. Modell and Dennis D. Swanson

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below).

----------------------------------------------------------------

      2.    _____ FOR         ____ AGAINST            ____ ABSTAIN
      Proposal to approve amending the Company's Articles of Incorporation to increase the percentage of shareholders required to call a special meeting of the Company's shareholders (Proposal No. 2);
      3.    ____ FOR          ____ AGAINST            ____ ABSTAIN
Proposal to approve minutes of the 1996 Annual Meeting of Share holders, approval of which does not amount to ratification of action taken thereat (Proposal No. 3);

      4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including matters incident to its conduct.

                        UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3, AND FOR THE ELECTION OF ALL CLASS I DIRECTORS DESIGNATED UNDER PROPOSAL NO. 1. Please sign, date and return this Proxy promptly in the enclosed envelope.
                        Dated ________________________________, 1997

                        =============================================
                        _____________________ (Please sign this Proxy exactly as name(s) appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title.)









                                      2